SUPPLEMENT DATED SEPTEMBER 26, 2008 TO THE PROSPECTUS DATED JULY 28, 2008

                     OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                                  (the "Fund")
                              --------------------

         Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus:

         At a meeting held on September 15, 2008, the Board of Managers of the Fund appointed Rothstein, Kass & Company, P.C. as the independent registered public accounting firm to the Fund for the fiscal year ending March 31, 2009, replacing the firm of Anchin, Block & Anchin LLP ("ABA"). This change in the Fund's auditors was approved by the Fund's Audit Committee. The audit reports of ABA for the Fund's financial statements for the fiscal periods ended March 31, 2008 and March 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Fund commenced operations on November 1, 2006. During the period from November 1, 2006 through September 15, 2008, there were no disagreements between the Fund and ABA on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of ABA would have caused ABA to make reference to the disagreements in their reports.